================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 26, 2005


                       Morgan Stanley ABS Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   333-113543                 13-3939229
----------------------------   ------------------------     --------------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                  1585 Broadway                                    10036
--------------------------------------------------             --------------
                New York, New York                               (Zip Code)
     (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (212) 761-4000
                                                           ---------------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

Item 8.01.        Other Events

                  In connection with the offering of IXIS Real Estate Capital Trust 2005-HE2, Mortgage Pass-through certificates, Series 2005-HE2, certain "Computational Materials", dated April 26, 2005, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


Item 9.01.        Financial Statements and Exhibits

(a)      Not applicable

(b)      Not applicable

(c) Exhibit 99.1. Related Computational Materials (as defined in Item 8.01 above)

(d) Exhibit 99.2. Related Computational Materials (as defined in Item 8.01 above)

(e) Exhibit 99.3. Related Computational Materials (as defined in Item 8.01 above)

(f) Exhibit 99.4. Related Computational Materials (as defined in Item 8.01 above)

(g) Exhibit 99.5. Related Computational Materials (as defined in Item 8.01 above)

(h) Exhibit 99.6. Related Computational Materials (as defined in Item 8.01 above)

(i) Exhibit 99.7. Related Computational Materials (as defined in Item 8.01 above)

(j) Exhibit 99.8. Related Computational Materials (as defined in Item 8.01 above)

(k) Exhibit 99.9. Related Computational Materials (as defined in Item 8.01 above)

(l) Exhibit 99.10. Related Computational Materials (as defined in Item 8.01 above)

(m) Exhibit 99.11. Related Computational Materials (as defined in Item 8.01 above)

(n) Exhibit 99.12. Related Computational Materials (as defined in Item 8.01 above)

                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MORGAN STANLEY ABS CAPITAL I INC.
                                    ---------------------------------------
                                    as Depositor and on behalf of IXIS Real
                                    Estate Capital Trust 2005-HE2
                                    Registrant


                                    By: /s/ Gail McDonnell
                                        -----------------------------------
                                        Name:  Gail McDonnell
                                        Title: Vice President

Dated:  April 28, 2005

                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
-----------   -----------

99.1          Related Computational Materials (as defined in Item 8.01 above).
99.2          Related Computational Materials (as defined in Item 8.01 above).
99.3          Related Computational Materials (as defined in Item 8.01 above).
99.4          Related Computational Materials (as defined in Item 8.01 above).
99.5          Related Computational Materials (as defined in Item 8.01 above).
99.6          Related Computational Materials (as defined in Item 8.01 above).
99.7          Related Computational Materials (as defined in Item 8.01 above).
99.8          Related Computational Materials (as defined in Item 8.01 above).
99.9          Related Computational Materials (as defined in Item 8.01 above).
99.10         Related Computational Materials (as defined in Item 8.01 above).
99.11         Related Computational Materials (as defined in Item 8.01 above).
99.12         Related Computational Materials (as defined in Item 8.01 above).